UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2003

King Pharmaceuticals,Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
Press Release

Item 5. Other Events

     King Pharmaceuticals, Inc., a Tennessee corporation, reported today the receipt of a letter from the U.S. Securities and Exchange Commission (“SEC”) stating that the SEC is conducting an investigation of the company. The letter is accompanied by a subpoena requesting the production of certain documents. King is not aware of the underlying reason for the SEC’s investigation. The requested documents seem to focus on the years 1999 and 2000, and include all documents related to sales of King’s products to VitaRx and Prison Health Services during 1999 and 2000, King’s “best price” lists, all documents related to the pricing of King’s pharmaceutical products to any governmental Medicaid agency during 1999, the accrual and payment of rebates on Altace® (ramipril) from 2000 to the present, and other general requests. On March 11, 2003, King issued a press release regarding the announcement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements on Businesses Acquired.

None.

     (b)  Pro Forma Financial Information.

None.

     (c)  Exhibits.

The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibits:

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated March 11, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 11, 2003

KING PHARMACEUTICALS, INC.

By: /s/ James R. Lattanzi James R. Lattanzi Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated March 11, 2003.